                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

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[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         THE COAST DISTRIBUTION SYSTEM
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                         THE COAST DISTRIBUTION SYSTEM
                                1982 ZANKER ROAD
                           SAN JOSE, CALIFORNIA 95112
                                 (408) 436-8611

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 7, 1997

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of The Coast Distribution System, a California corporation (the "Company"), will be held at the Executive Offices of the Company, 1982 Zanker Road, San Jose, California, on Thursday, August 7, 1997, at 10:00 A.M., Pacific Time, for the following purposes, as more fully described in the accompanying Proxy Statement:

     (1) To elect the following six (6) nominees to serve as directors until the next annual meeting of shareholders or until their successors are elected and have qualified:

            Thomas R. McGuire                        Brian P. Friedman
            Louis B. Sullivan                        Ben A. Frydman
            John E. Turco                            Robert S. Throop

     (2) To approve a change in the Company's state of incorporation from California to Delaware by means of a merger of the Corporation with and into a wholly-owned Delaware subsidiary;

     (3) To approve the Company's 1997 Employee Stock Purchase Plan; and

     (4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on June 30, 1997 will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Sandra A. Knell
                                          Secretary

July 3, 1997

     YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Shareholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

                         THE COAST DISTRIBUTION SYSTEM
                                1982 ZANKER ROAD
                         SAN JOSE, CALIFORNIA, CA 95112

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 7, 1997

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of The Coast Distribution System, a California corporation (the "Company"), for use at its 1997 Annual Meeting of Shareholders to be held on Thursday, August 7, 1997, at 10:00 A.M., at the Executive Offices of the Company, 1982 Zanker Road, San Jose, California. It is contemplated that this solicitation of proxies will be made exclusively by mail; however, if it should appear desirable to do so in order to ensure adequate representation at the meeting, directors, officers and employees of the Company may communicate with shareholders, brokerage houses and others by telephone, telegraph or in person to request that proxies be furnished and may reimburse banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them. All expenses incurred in connection with this solicitation shall be borne by the Company.

     Holders of shares of common stock of the Company ("shareholders") who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a shareholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to the Secretary of the Company, 1982 Zanker Road, San Jose, California 95112, in writing prior to or at the meeting or by attending the meeting and voting in person. A proxy, when executed and not so revoked, will be voted in accordance with the instructions given in the proxy. If a choice is not specified in the proxy, the proxy will be voted "FOR" the nominees for election of directors named in this Proxy Statement, "FOR" the change in the Company's state of incorporation and "FOR" approval of the 1997 Employee Stock Purchase Plan. This Proxy Statement is first being mailed to shareholders on or about July 7, 1997.

                               VOTING SECURITIES

     The shares of common stock constitute the only outstanding class of voting securities of the Company. Only the shareholders of the Company of record as of the close of business on June 30, 1997 (the "Record Date"), will be entitled to vote at the meeting or any adjournment or postponement thereof. As of the Record Date, there were 5,246,879 shares of common stock outstanding and entitled to vote. Each shareholder is entitled to one vote for each share of Common Stock held as of the Record Date. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Under the General Corporation Law of the State of California, for votes cast on matters other than the election of directors that require the affirmative vote of a majority of the shares present and voting at the annual meeting, an abstention will have the same effect as a vote against a proposal and a broker non-vote will have no effect on the outcome of a proposal. For votes cast on matters that require the affirmative vote of a majority of the outstanding shares, abstentions and broker non-votes will have the same effect as votes against a proposal.

     All shareholders entitled to vote at the Annual Meeting of Shareholders may cumulate the votes in the election of directors. With cumulative voting, each shareholder is entitled to a number of votes equal to the number of directors to be elected multiplied by the number of shares of common stock held by such shareholder, and those votes may be cast for a single candidate for director or distributed among as many candidates as such shareholder desires. In accordance with the General Corporation Law of the State of California, however, no shareholder may cumulate votes for any candidate for director unless the name of such candidate is placed in nomination before the voting and any shareholder before the voting gives oral or written notice to the Secretary of the Company at the Annual Meeting of Shareholders of such shareholder's intention to cumulate his or her votes. If such notice is given by any shareholder entitled to vote at the Annual Meeting of Shareholders, then every shareholder entitled to vote at the Annual Meeting will be entitled to cumulate his or her votes in the election of directors. The proxies solicited by the Board of Directors confer discretionary authority in the proxy holders to cumulate votes and to allocate such votes among the nominees of the Board of Directors as such proxy holders deem appropriate so that, if shares are voted cumulatively in the election of directors, the maximum number of such nominees will be elected. Such proxy holders do not intend to cumulate votes at the Annual Meeting of Shareholders, but they reserve the right to do so if cumulative voting is properly elected by a shareholder of the Company that is not one of such proxy holders.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of June 30, 1997, information regarding the ownership of the Company's outstanding common stock by each person known to management to own, beneficially or of record, more than five percent (5%) of the common stock and by certain executive officers of the Company and all officers and directors of the Company as a group. Information regarding the beneficial ownership of the Company's common stock by each of the nominees for election as directors is set forth below under the caption "Election of Directors."

                                                               AMOUNT AND
                       NAME AND ADDRESS                         NATURE OF            PERCENT
                      OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP(1)     OF CLASS
        -----------------------------------------------  -----------------------     --------
        Thomas R. McGuire..............................           657,329(2)           12.5%
          1982 Zanker Road
          San Jose, CA 95112
        Wellington Management Company..................           410,000(3)            7.8%
          75 State Street
          Springfield, MA 01111
        Xerox Corporation..............................           403,914               7.7%
          800 Long Ridge Road
          Stamford, CT 06904
        Dimensional Fund Advisors Inc..................           287,800(4)            5.5%
          1299 Ocean Avenue
          Santa Monica, CA 90401
        Sandra A. Knell................................            57,465(5)              *
        David A. Berger................................            37,831(5)              *
        Jeffrey R. Wannamaker..........................            36,740(5)              *
        Dennis A. Castagnola...........................             8,596(5)              *
        All directors and officers as a group (11
          persons).....................................         1,268,411(6)           23.6%

---------------

 *  Less than 1%.

(1) Except as otherwise noted below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

(2) Does not include an aggregate of 50,016 shares held in trust for the benefit of Mr. McGuire's adult children, as to which Mr. McGuire disclaims beneficial ownership. Includes 13,250 shares subject to outstanding stock options exercisable during the 60-day period ending August 29, 1997.

(3) Based on information contained in a report filed with the Securities and Exchange Commission, Wellington Management Company ("WMC"), a registered investment advisor, may be deemed to have beneficial ownership of 410,000 shares of common stock that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class.

    As of December 31, 1996, WMC had shared voting power as to 347,500 shares and shared dispositive power as to 410,000 shares.

(4) In a report filed with the Securities and Exchange Commission, Dimensional Fund Advisors, Inc., a registered investment advisor ("DFA"), has reported that all 287,800 shares are owned by advisory clients of DFA and that DFA holds sole dispositive power with respect to all 287,800 of such shares and sole voting power with respect to 204,600 of such shares. With respect to the 83,200 shares as to which DFA disclaims voting power, DFA has reported that 43,600 and 39,600 shares, respectively, are held in the portfolios of DFA Investment Dimensions Group Inc. and The DFA Investment Trust Company, each of which is a registered open-end investment company, and the voting power with respect to such shares is exercised by officers of DFA in their capacities as officers of those investment companies.

(5) Includes shares subject to outstanding stock options exercisable during the 60-day period ending August 29, 1997, as follows: Ms. Knell -- 19,500 shares; Mr. Berger -- 19,500 shares; Mr. Wannamaker -- 19,500 shares and Mr. Castagnola -- 4,050 shares.

(6) Includes 136,050 shares subject to outstanding stock options exercisable during the 60-day period ending August 29, 1997.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     The Board of Directors proposes the election of six (6) directors at the Annual Meeting. Unless authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the nominees presented below. Under California law, the six nominees receiving the highest number of votes will be elected as directors at the Annual Meeting. As a result, proxies voted to "Withhold Authority," which will be counted, and broker non-votes, which will not be counted, will have no practical effect.

     Each of the nominees is an incumbent director elected at the last annual meeting of shareholders. Each of the nominees has consented to serve as a director for the ensuing year. If any nominee becomes unavailable for any reason before the election, then the enclosed proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will become unavailable to serve.

     All directors elected at the Annual Meeting will hold office until the next annual meeting of the shareholders of the Company and until their successors are elected and qualified. However, if the proposal to reincorporate the Company in the state of Delaware (Proposal Two) is approved by the shareholders, the Board of Directors will be divided into three (3) classes consisting of two (2) directors each, with directors of each class serving a term of three (3) years expiring in successive years. Class I directors will serve for an initial term expiring at the annual meeting of shareholders to be held in 1998, Class II directors will serve for an initial term expiring at the annual meeting of shareholders to be held in 1999, and Class III directors will serve a full term expiring at the annual meeting of shareholders to be held in 2000. If all of the nominees named below are elected and if Proposal Two is approved, Messrs. Brian P.Friedman and Robert S. Throop will serve as Class I directors; Messrs. Louis
B. Sullivan and John E. Turco will serve as Class II directors; and Messrs. Thomas R. McGuire and Ben A. Frydman will serve as Class III directors. See "Proposal Two -- Reincorporation in Delaware" below.

     The names and certain information concerning the persons to be nominated for election as directors are set forth below. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

NOMINEES

     The following table sets forth the names and certain share ownership information as of June 30, 1997, regarding the persons to be nominated for election as directors of the Company:

                                            AMOUNT AND
                                            NATURE OF       PERCENT
         NAME, AGE            DIRECTOR      BENEFICIAL        OF                 BUSINESS EXPERIENCE
        AND POSITION           SINCE       OWNERSHIP(1)      CLASS               DURING PAST 5 YEARS
----------------------------  --------     ------------     -------     --------------------------------------
Thomas R. McGuire, 53           1977          657,329(2)     12.5%      Mr. McGuire is, and for more than the
  Chairman of the Board,                                                past five years has been, the Chairman
  Chief Executive Officer                                               of the Board and Chief Executive
  and Director                                                          Officer of the Company.
Louis B. Sullivan, 71           1977          126,470(3)      2.4%      Mr. Sullivan has been a rancher and a
  Director                                                              private investor since March 1984.
John E. Turco, 66               1977          213,692(3)      4.1%      Since 1988, Mr. Turco has been a
  Director                                                              private investor primarily in
                                                                        agricultural businesses.

                                            AMOUNT AND
                                            NATURE OF       PERCENT
         NAME, AGE            DIRECTOR      BENEFICIAL        OF                 BUSINESS EXPERIENCE
        AND POSITION           SINCE       OWNERSHIP(1)      CLASS               DURING PAST 5 YEARS
----------------------------  --------     ------------     -------     --------------------------------------
Brian P. Friedman, 41           1985          106,813(4)      2.0%      Mr. Friedman is an Executive Vice
  Director                                                              President of Furman Selz Incorporated
                                                                        ("Furman Selz"), an investment banking
                                                                        firm at which he has been employed as
                                                                        an officer since 1984. Mr. Friedman is
                                                                        also a director of Transico Industries
                                                                        Inc., which is engaged in
                                                                        transportation services.
Ben A. Frydman, 50              1988            9,000(3)         *      Mr. Frydman is and for more than the
  Director                                                              past five years has been engaged in
                                                                        the private practice of law, as a
                                                                        member and shareholder of the law firm
                                                                        of Stradling, Yocca, Carlson & Rauth,
                                                                        which provided legal services to the
                                                                        Company in 1996.
Robert S. Throop, 59            1995           11,000(3)         *      Until his retirement in late 1996, and
  Director                                                              for more than five years prior
                                                                        thereto, Mr. Throop was the Chairman
                                                                        and Chief Executive Officer of Anthem
                                                                        Electronics, Inc., which is a national
                                                                        distributor of semiconductor and
                                                                        computer products. Mr. Throop also is
                                                                        a director of Arrow Electronics, Inc.
                                                                        and the Manitowoc Company, both of
                                                                        which are public companies.

---------------

 *  Less than 1%.

(1) Except as otherwise noted below, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

(2) Does not include an aggregate of 50,016 shares held in trust for the benefit of Mr. McGuire's adult children, as to which he disclaims beneficial ownership. Includes 13,250 shares subject to outstanding stock options exercisable during the 60-day period ending August 29, 1997.

(3) Includes shares subject to outstanding stock options, as follows: Mr. Sullivan -- 8,000 shares; Mr. Turco -- 8,000 shares; Mr. Frydman -- 8,000 shares; and Mr. Throop -- 6,000 shares.

(4) Includes 68,313 shares owned directly by Mr. Friedman, 10,000 shares owned by a family foundation, 500 shares held by his wife as custodian for a minor child, and 28,000 shares which may be purchased by exercise of stock options during the 60-day period ending August 29, 1997.

     The Board of Directors of the Company held six meetings during the fiscal year ended December 31, 1996. The Board of Directors has established a standing Compensation Committee and a standing Audit Committee, each of which held one meeting in 1996. Each director attended at least 75% of the aggregate number of meetings of the Board and of the Committees of which he was a member in 1996.

     The Compensation Committee reviews programs in the areas of employee and incentive compensation plans, administers the Company's Stock Purchase Plans, and reviews and makes recommendations to the Board of Directors with respect to base salary adjustments and bonuses for all officers and other key personnel of the Company. Louis B. Sullivan, John E. Turco and Robert S. Throop are currently the members of the Compensation Committee.

     The Audit Committee was established to meet with the independent public accountants to review planned audit procedures and to review with the independent public accountants and management the results of audits, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. Brian P. Friedman, John E. Turco and Robert S. Throop are currently the members of the Audit Committee.

     The Stock Option Committee is responsible for administering the Company's Stock Option Plans. The Stock Option Committee currently consists of Robert S. Throop and Louis B. Sullivan.

     There are no family relationships among any of the Company's officers or directors.

DIRECTOR'S COMPENSATION

     Directors who also are Company employees receive no compensation for serving as directors. Non-employee directors are paid a retainer of $6,000 per year and receive $1,500 for each Board of Directors' meeting attended and are reimbursed for the out-of-pocket expenses incurred in attending those meetings. No compensation is paid for attending meetings of Committees of the Board of Directors on which directors serve. Pursuant to the Company's 1993 Employee Stock Option Plan, each year each non-employee director is automatically granted an option to purchase 2,000 shares of Company stock at an exercise price that is equal to the fair market value of the shares on the date of grant. These options become fully exercisable six months after the date of grant. Upon joining the Board, each new non-employee director receives an option to purchase 2,000 shares, which becomes exercisable in full one year after the date of grant.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Based on its review of copies of reporting forms and certifications of the Company's directors and executive officers, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its directors and executive officers in the year ended December 31, 1996 were satisfied.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth compensation received for the fiscal year ended December 31, 1996, by the Company's Chief Executive Officer, and the other executive officers whose salary and bonus exceeded $100,000 for fiscal year 1996 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                  COMPENSATION AWARDS
                                                                  -------------------
                                                                      SECURITIES
                                    ANNUAL COMPENSATION               UNDERLYING
                              -------------------------------           OPTIONS
NAME AND PRINCIPAL POSITION   YEAR     SALARY($)      BONUS               (#)
----------------------------  ----     ---------     --------     -------------------
Thomas R. McGuire...........  1996     $ 263,532     $ 59,250               -0-
  Chairman of the Board and   1995       257,765          -0-            12,500
  Chief Executive Officer     1994       254,175      130,038            50,000
Sandra A. Knell.............  1996       121,192       30,500               -0-
  Chief Financial Officer and 1995       101,442          -0-             5,000
  Executive Vice President    1994        90,830       62,000            26,000
David A. Berger.............  1996       104,248       30,500               -0-
  Executive Vice President    1995       101,442          -0-             5,000
                              1994        90,830       62,000            26,000
Jeffrey R. Wannamaker.......  1996       121,192       30,500               -0-
  Executive Vice President    1995       101,442          -0-             5,000
                              1994        89,690       62,000            26,000
Dennis A. Castagnola........  1996        94,313       22,100               -0-
  Senior Vice President       1995        76,082          -0-             2,500
                              1994        71,940       49,000             6,000

OPTION GRANTS

     No stock options were granted to the Named Executive Officers during 1996.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information on option exercises in fiscal year 1996 by the Named Executive Officers and the value of unexercised in-the-money options held by the Named Executive Officers as of December 31, 1996.

                                                                    NUMBER OF
                                                              SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                             UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                                                                DECEMBER 31, 1996          AT DECEMBER 31, 1996(1)
                           SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
          NAME             ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  ---------------   -----------   -----------   -------------   -----------   -------------
Thomas R. McGuire........         -0-          $   -0-         2,500         10,000        $   -0-        $   -0-
Sandra A. Knell..........       6,000           20,250        15,500         11,500            -0-            -0-
David A. Berger..........       6,000           20,250        15,500         11,500            -0-            -0-
Jeffrey R. Wannamaker....       5,800           17,825        15,500         11,500            -0-            -0-
Dennis A. Castagnola.....       1,500            5,060         1,550          1,750            -0-            -0-

---------------

(1) The closing price of the Company's common stock on December 31, 1996 on the American Stock Exchange was $3.625.

                       COMPENSATION COMMITTEE INTERLOCKS

     In fiscal year 1996 the members of the Committee were Louis B. Sullivan, John E. Turco and Robert S. Throop, who are non-employee directors of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is a standing committee of the Board of Directors of the Company. The Compensation Committee is responsible for adopting and evaluating the effectiveness of compensation policies and programs for the Company and for making determinations regarding the compensation of the Company's executive officers, subject to review by the full Board of Directors.

     The following report is submitted by the members of the Compensation Committee with respect to the executive compensation policies established by the Compensation Committee and compensation paid or awarded to executive officers for fiscal year 1996.

  Compensation Policies and Objectives

     In adopting compensation programs for executive officers, as well as other employees of the Company, the Compensation Committee is guided by three basic principles:

     - The Company must offer competitive salaries to be able to attract and retain highly-qualified and experienced executives and other management personnel.

     - Annual executive compensation in excess of base salaries should be tied primarily to the Company's performance.

     - The financial interests of the Company's senior executives should be aligned with the financial interests of the shareholders, primarily through stock option grants and other equity-based compensation programs which reward executives for improvements in the market performance of the Company's common stock.

     Salaries and Employee Benefits Programs. In order to retain executives and other key employees, and to be able to attract additional well-qualified executives when the need arises, the Company strives to offer salaries and health care and other employee benefit programs to its executives and other key employees which are comparable to those offered by competing businesses.

     In establishing salaries for executive officers, the Compensation Committee reviews (i) the historical performance of the executives; and (ii) available information regarding prevailing salaries and compensation programs offered by competing businesses. Another factor which is considered in establishing salaries of executive officers is the cost of living in Northern California where the Company is headquartered, as such cost generally is higher than in other parts of the country.

     In 1996 the Named Executive Officers received cost-of-living increases in their salaries averaging 3% and, in addition, the Compensation Committee approved increases in the salaries of Ms. Knell and Messrs. Wannamaker and Castagnola to bring their salaries in line with prevailing executive salaries at comparable companies. Salary increases in future years are expected to be limited for the most part to cost-of-living increases.

     In order to retain qualified management personnel, the Company has followed the practice of seeking to promote executives from within the Company whenever that is practicable. The Board of Directors believes that this policy enhances employee morale and provides continuity of management. Typically, modest salary increases are made in conjunction with such promotions.

     Performance-Based Compensation. The Compensation Committee believes that, as a general rule, annual compensation in excess of base salaries should be made dependent primarily on the Company's performance. Accordingly, at the beginning of each fiscal year, the Compensation Committee establishes an incentive compensation program for executive officers and other key management personnel under which executive officers and other key management personnel may earn bonuses, in amounts ranging from 5% to 100% of their annual salaries, provided the Company achieves or exceeds the earnings goal established for the year.

     The earnings goal is established on the basis of the annual operating plan developed by management and approved by the Board of Directors. The annual operating plan, which is designed to maximize profitability within the constraints of prevailing economic and competitive conditions, some of which are outside the control of the Company, is developed on the basis of (i) the Company's performance in the prior year; (ii) estimates of sales revenue for the plan year based upon recent market conditions and trends and other factors which, based on historical experience, are expected to affect the level of sales that can be achieved; (iii) historical operating costs and cost savings that management believes can be realized; and (iv) competitive conditions faced by the Company. By taking all of these factors into account, the earnings goal in the annual operating plan, which is also the basis on which bonus awards are determined under the incentive plan, is fixed at what is believed to be a realistic level so as to make the incentives meaningful to executives and to avoid penalizing executives and other key management personnel for conditions outside of their control.

     In certain instances, bonuses under the incentive plan are awarded not only on the basis of the Company's overall profitability, but also on the achievement by an executive of specific objectives within his or her area of responsibility. For example, a bonus may be awarded for an executive's efforts in achieving greater than anticipated cost savings, or establishing new or expanding existing markets for the Company's products. Typically, the maximum bonus that may be awarded for achievement of specific objectives is determined at the beginning of the year to provide the requisite incentive for such performance.

     As a result of this performance-based bonus program, executive compensation generally increases in those years in which the Company's profitability increases. On the other hand, in years in which the Company experiences less than anticipated profit growth, bonuses, and therefore also total executive compensation, tend to be lower. The Company did not achieve the earnings goal that had been established for 1996, and, accordingly, no bonuses were awarded to executive officers under the incentive compensation program described above. However, special, one-time bonuses were awarded to the Named Executive Officers in the second quarter of 1996, in recognition of additional services performed by such Officers in establishing new supply sources and introducing new products in response to changes in supply relationships and increased competition in the Company's markets. The amounts of such bonuses paid to the Named Executive Officers are reflected in the Summary Compensation Table.

     Stock Options and Equity-Based Programs. In order to align the financial interests of senior executives and other key employees with those of the shareholders, the Company grants stock options to its senior executives and other key employees on a periodic basis and makes contributions to an employee stock purchase plan under which officers and employees may elect to have a portion of their salaries withheld and used, together with the Company's contributions, to purchase common stock of the Company. Stock option grants, in particular, reward senior executives and other key employees for performance that results in increases in the market price of the Company's common stock, which directly benefits all shareholders. Moreover, the Compensation Committee generally has followed the practice of granting options on terms which provide that the options become exercisable in cumulative annual installments, generally over a three-to-five-year period. The Compensation Committee believes that these features of the option grants not only provide an incentive for senior executives to remain in the employ of the Company, but also makes the Company's earnings performance and longer term growth in share prices important for the executives who receive stock options.

     The Company did not grant any options to the Named Executive Officers during 1996. The Company did, however, grant options to certain other senior executives, as well as to other key employees, and made contributions to the Company's Employee Stock Purchase Plan, which were designed to increase management ownership of the Company's Common Stock and provide them with a continuing interest in the Company's share performance.

                                          Louis B. Sullivan
                                          John E. Turco
                                          Robert S. Throop

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Report, and the performance graph on page 10, shall not be incorporated by reference into any such filings.

                              COMPANY PERFORMANCE

     The following graph shows a five-year comparison of cumulative total returns for the Company, the American Stock Exchange composite index (the "AMEX Composite"), and an index of peer group companies (the "Peer Group") selected by the Company as described below.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     (COMPANY, AMEX COMPOSITE, PEER GROUP)

        MEASUREMENT PERIOD                 COAST
      (FISCAL YEAR COVERED)            DISTRIBUTION      PEER GROUP INDEX    AMEX MARKET INDEX
      ---------------------            ------------      ----------------    -----------------
              1991                          100                 100                 100
              1992                          210              136.55              101.37
              1993                          245              146.59              120.44
              1994                          305              139.28              106.39
              1995                          240              175.77              137.13
              1996                          145              191.62              144.70

     The total cumulative return on investment (change in the period-end stock price plus reinvested dividends) for each of the periods for the Company, the AMEX Composite and the Peer Group is based on the stock price or index at the end of fiscal 1991.

     The graph above compares the performance of the Company with that of (i) the AMEX Composite index and (ii) a Peer Group consisting of six original equipment manufacturers that compete in the same markets as the Company. The Company is the only publicly-traded company whose primary activity is the wholesale distribution of recreational vehicle and boating parts and accessories. The Peer Group consists of Brunswick Corporation, Coachmen Industries Inc., Fleetwood Enterprises, Inc., Outboard Marine Corporation, Thor Industries, Inc. and Winnebago Industries, Inc.

                                  PROPOSAL TWO

                          REINCORPORATION IN DELAWARE
INTRODUCTION

     For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout this Proxy Statement, the term "Coast California" refers to the existing California corporation and the term "Coast Delaware" refers to the new Delaware corporation, a wholly-owned subsidiary of Coast California that has been formed under the name "The Coast Distribution System, Inc.," in preparation for the Proposed Reincorporation and which is the proposed successor to Coast California.

     The Reincorporation Proposal will be effected by merging Coast California into Coast Delaware (the "Merger"), which is to be effected in accordance with the terms of an Agreement and Plan of Merger, in substantially the form attached hereto as Exhibit A (the "Merger Agreement"). Upon completion of the Merger, (i) Coast California will cease to exist; (ii) Coast Delaware will operate the business of the Company under the name "The Coast Distribution System, Inc.";
(iii) each outstanding share of Coast California Common Stock will be converted automatically into one share of Coast Delaware Common Stock and, as a result, the shareholders of Coast California automatically will become the stockholders of Coast Delaware; (iv) the rights of shareholders, as stockholders of Coast Delaware and no longer as shareholders of Coast California, will be governed by Delaware law and the Certificate of Incorporation and Bylaws of Coast Delaware, rather than by California law, and the existing Articles of Incorporation and Bylaws of Coast California; (v) all options and rights to purchase shares of Coast California's Common Stock automatically will be converted into options or rights to acquire an equal number of shares of Coast Delaware's Common Stock;
(vi) no change will occur in the physical location, business, management, assets, liabilities or net worth of the Company; and (vii) the incumbent directors and officers of Coast California will serve in their respective capacities as directors and officers of Coast Delaware.

     The shareholders' approval of the Proposed Reincorporation will constitute their approval of all of the provisions of the Certificate of Incorporation and Bylaws of Coast Delaware, including those provisions creating a new class of authorized, but unissued, shares of preferred stock; provisions relating to the limitation of director liability and expanded scope of indemnification of directors, officers and key employees under Delaware law; provisions creating a classified Board of Directors; and provisions having "anti-takeover" implications, which may be of significance to the Company and its shareholders in the future. The governance of Coast Delaware by Delaware law and the Certificate of Incorporation and Bylaws of Coast Delaware will or may in the future alter certain rights of the shareholders. See "The Charters and Bylaws of Coast California and Coast Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware."

     Pursuant to the Merger Agreement, each outstanding share of Coast California Common Stock, no par value, automatically will be converted into one share of Coast Delaware Common Stock, $0.001 par value, upon the filing of the Merger Agreement and related documentation with both Delaware's and California's respective Secretaries of State (the "Effective Date"). Each stock certificate representing issued and outstanding shares of Coast California Common Stock will continue to represent the same number of shares of Common Stock of Coast Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COAST CALIFORNIA STOCK CERTIFICATES FOR COAST DELAWARE STOCK CERTIFICATES. Shareholders may, however, exchange their certificates if they so choose. The Common Stock of Coast California is listed for trading on the American Stock Exchange (the "AMEX"). Before the Merger, the shares of Coast Delaware's Common Stock will be prequalified for such listing on the AMEX under the same symbol ("CRV") as the shares of Coast California Common Stock are traded on the AMEX. After the Merger, Coast Delaware's Common Stock will be traded on the AMEX without any interruption having occurred to the trading of Coast California's Common Stock because of the Merger.

     As part of the Proposed Reincorporation, Coast Delaware will assume all of the obligations of Coast California under the Amended and Restated 1983 Incentive Stock Option Plan, the 1987 Non-Qualified Option Plan, the 1993 Stock Option Plan, the 1987 Employee Stock Purchase Plan, as amended, and the 1997 Employee Stock Purchase Plan (collectively, the "Plans"). If the shareholders approve the Proposed Reincorporation, outstanding stock options to purchase Coast California Common Stock assumed under the Plans will be exercisable for equivalent numbers of shares of Coast Delaware Common Stock, and all parties having participated in the Plans and holding such options will be entitled to purchase shares of Coast Delaware Common Stock. As part of the Proposed Reincorporation, Coast Delaware also will assume all other employee benefit plans and arrangements of Coast California. The shareholders' approval of the Proposed Reincorporation will constitute their approval of the assumption by Coast Delaware of the Plans and all other employee benefit plans and arrangements of Coast California.

     Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock of Coast California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See "Vote Required for the Reincorporation Proposal." The Proposed Reincorporation has been unanimously approved by Coast California's Board of Directors. If approved by the shareholders, and if certain other conditions set forth in the Merger Agreement are satisfied, the Proposed Reincorporation will become effective upon the Effective Date. The Board of Directors intends that the Proposed Reincorporation be consummated as soon as practicable following the Annual Meeting of Shareholders. Nonetheless, the Merger Agreement allows for the Board of Directors to abandon or postpone the Proposed Reincorporation or to amend the Merger Agreement (except that its principal terms may not be amended without shareholder approval) either before or after the shareholders' approval has been obtained and before the Effective Date, if circumstances arise causing the Board of Directors to deem either such action advisable.

     Shareholders of Coast California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware -- Appraisal Rights."

     The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Coast Delaware (the "Certificate of Incorporation") and the Bylaws of Coast Delaware, copies of which are attached hereto as Exhibits A, B and C, respectively.

     APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF COAST DELAWARE, AND ALL PROVISIONS THEREOF.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

     The affirmative vote of the holders of a majority of the outstanding shares of Coast California's Common Stock entitled to vote at the Annual Meeting will be required for approval of the Reincorporation Proposal, which also will constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of Coast Delaware, (ii) the assumption of Coast California's Plans by Coast Delaware, (iii) the creation of a new class of preferred stock which is provided for in the Certificate of Incorporation and which will be available for issuance in the future at such times and on such terms as the Board of Directors shall determine, without the requirement of further action on the part of the stockholders of the Company, (iv) the creation of a Board of Directors divided into three classes of directors serving staggered terms of three years each, and (v) revisions in the Company's indemnification agreements with its officers and directors to conform such agreements to Delaware law. Proxies solicited by management will be voted FOR approval of the Proposed Reincorporation. Abstentions and broker non-votes will have the same effect as votes against the Reincorporation Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED
REINCORPORATION.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

     Advantages of Delaware Corporation Law. For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, Delaware's General Corporation Law has become widely regarded as the most extensive and well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. Moreover, the Delaware courts have rendered a substantial number of decisions interpreting and explaining Delaware law. The Proposed Reincorporation accordingly will be beneficial to the Company in that it will give the Company (i) a greater degree of predictability and certainty regarding how the Company's affairs should be conducted in order to comply with applicable laws (such predictability and certainty resulting from a large body of case law decided under those laws) and (ii) the comfort and security resulting from the Company's awareness of the responsiveness of Delaware's legislature and courts to the needs of corporations organized under Delaware's jurisdiction. For these reasons, many United States corporations that have initially chosen their home states for their states of incorporation have subsequently changed their corporate domicile to Delaware in a manner similar to the Proposed Reincorporation.

     Anti-takeover Implications. Delaware, like many other states, permits a corporation to adopt a number of measures (through amendment of the corporate charter or bylaws or otherwise) designed to reduce a corporation's vulnerability to unsolicited takeover attempts. These measures, which would enhance the ability of the Board of Directors to negotiate with an unsolicited bidder, include, but are not limited to, the adoption of severance agreements for the Company's management and key employees that become effective upon the occurrence of a change in control of the Company, and the designation and issuance of preferred stock, the rights and preferences of which are determined by the Board of Directors. Although these measures may be implemented under California law, substantial judicial precedent exists in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts, and, in the context of a future unsolicited takeover event, such precedent will give the Board of Directors greater assurance and confidence that the defensive strategies and conduct of the Board of Directors are in full compliance with applicable laws and will be effective under the circumstances.

     Certain effects of the Proposed Reincorporation may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which Coast Delaware does NOT intend to opt out, restricts certain "business combinations" with "interested shareholders" for three (3) years following the date on which a person becomes an interested shareholder, unless the Board of Directors approves the business combination. See "Significant Differences Between the Corporation Laws of California and Delaware -- Shareholder Approval of Certain Business Combinations."

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because:

     1. A non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices.

     2. A non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids.

     3. A non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits.

     By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, such board of directors can and should take account of the underlying and long-term values of the Company's assets, the possibilities for alternative transactions on more favorable terms, the possible advantages of a tax-free reorganization, the anticipated favorable developments in the Company's business not yet reflected in the stock price, and the equality of treatment of all the Company's shareholders.

     The Reincorporation Proposal is not being proposed in order to prevent any known attempt to acquire control of the Company, obtain representation on the Board of Directors or take any significant action affecting the Company.

     Directors' Liability and Indemnification. Over the past decade, the frequency and magnitude of claims and litigation against directors and officers of corporations have increased. Over the same period, the cost of directors' and officers' insurance policies has increased substantially, with the amount of risk covered by such policies having significantly decreased. As a result, and because potential personal liability associated with service as a director or officer of a corporation can be significant, it has become increasingly difficult for corporations to find and retain talented and experienced directors and officers. The Board of Directors believes that the Proposed Reincorporation will enable the Company to reduce the potential personal liability of members of the Board of Directors associated with their service as directors and to expand the scope of the Company's indemnification of its directors and officers, which should enable the Company to continue finding and retaining talented and experienced directors and officers.

POSSIBLE DISADVANTAGES

     Despite the unanimous belief of the Board of Directors that the Proposed Reincorporation is in the best interests of the Company and its shareholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states.

     The Proposed Reincorporation also may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors that may be deemed by a majority of the shareholders to be in their best interests (because, for example, the possible takeover could result in shareholders receiving a substantial premium for their shares over the then current market value). As a result of such effects of the Proposed Reincorporation, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the Proposed Reincorporation will enable the Board of Directors to resist a takeover or a change in control of the Company, the Proposed Reincorporation could make it more difficult to change the existing Board of Directors and management.

     For a comparison of shareholders' rights and the powers of management under Delaware and California law, see "Significant Differences Between the Corporation Laws of California and Delaware."

NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

     The Proposed Reincorporation will effect only a change in the legal domicile and name of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The six (6) directors who are elected at the Annual Meeting of Shareholders will become the directors of Coast Delaware. All the Plans and all other employee benefit plans of Coast California will be continued by Coast Delaware and upon the Effective Date each option issued pursuant to such Plans automatically will be converted into an option to purchase the same number of shares of Coast Delaware Common Stock, at the same price per share, under the same terms and subject to the same conditions as set forth in such Plans. Shareholders should note that their approval of the Reincorporation Proposal also will constitute their approval of the assumption of these plans by Coast Delaware. Other employee benefit arrangements of Coast California also will be continued by Coast Delaware under the terms and subject to the conditions currently in effect. As noted above, after the Merger, the shares of Common Stock of Coast Delaware will continue to be traded, without interruption, in the same principal market and under the same symbol ("CRV") as the shares of Common Stock of Coast California are traded under before the Merger.

THE CHARTERS AND BYLAWS OF COAST CALIFORNIA AND COAST DELAWARE

     If the Proposed Reincorporation is approved by the shareholders and becomes effective, the Company will be governed by the Certificate of Incorporation and Bylaws of Coast Delaware and by the Delaware General Corporation Law. The material differences between Coast California's Articles of Incorporation and Bylaws and Coast Delaware's Certificate of Incorporation and Bylaws are described below. Certain changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following shareholder approval, and certain of such changes could be implemented by amendment of the Bylaws of Coast Delaware without shareholder approval. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware." Approval by the shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the Coast Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. This discussion of the Certificate of Incorporation and Bylaws of Coast Delaware is qualified by reference to Exhibits B and C hereto, respectively.

     Name Change. The Articles of Incorporation of Coast California provide that the name of the Company is "The Coast Distribution System." The Certificate of Incorporation for Coast Delaware provides that the name shall be "The Coast Distribution System, Inc." Accordingly, if the Reincorporation Proposal is approved, the name of the Company shall be changed to "The Coast Distribution System, Inc." upon the effectiveness of the Merger.

     Board of Directors. See "Significant Differences Between the Corporation Laws of California and Delaware -- Size of the Board of Directors" and
"-- Classified Board of Directors."

     Authorized Stock. The Articles of Incorporation of Coast California authorize 10,000,000 shares of Common Stock, without par value. The Certificate of Incorporation of Coast Delaware provides for 20,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Preferred Stock, with a par value of $.001 per share. The Certificate of Incorporation of Coast Delaware authorizes the Board of Directors of Coast Delaware to fix the rights, preferences, privileges and restrictions of one or more series of the authorized shares of Preferred Stock, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, without further vote or action by the stockholders. Although the Board has no present intention of doing so, issuance of the authorized Preferred Stock with terms giving it substantial voting power, conversion or other rights could have the effect of (i) delaying, deferring or preventing a change in control of the Company or (ii) otherwise modifying the rights of holders of the Company's Common Stock. See "Preferred Stock of Coast Delaware."

     Common Stock of Coast Delaware. Of the 20,000,000 authorized shares of Common Stock of Coast Delaware, 5,246,879 shares will be issued upon conversion of the outstanding shares of Coast California's Common Stock in the Proposed Reincorporation and approximately 761,335 shares of Common Stock will be reserved for issuance under the Plans to be assumed by Coast Delaware. The balance of approximately 13,991,786 shares of Common Stock, and all of the authorized shares of Preferred Stock, of Coast Delaware will be available for issuance from time to time in connection with acquisitions of other businesses, to raise additional capital or for other corporate purposes, without further action by the stockholders of Coast Delaware. At this time, there are no specific plans or commitments or any agreements or arrangements for the issuance of any of these remaining shares.

     Preferred Stock of Coast Delaware. The Preferred Stock of Coast Delaware will be issuable from time to time in one or more series as determined by the Board of Directors of Coast Delaware without further vote or action by the stockholders. Dividend rates, conversion rights, if any, liquidation preferences, rights and terms of redemption (including sinking fund provisions) and redemption prices will also be determined by the Board of Directors of Coast Delaware at the time that Preferred Stock, if any, is issued.

     The Board of Directors believes that the availability of authorized but unissued preferred stock can be of considerable value by providing an alternative form of consideration in connection with the raising of capital or the acquisition of other businesses through the issuance of securities of Coast Delaware, the terms and characteristics of which can be determined by the Board of Directors at the time of actual issuance based on market conditions and to meet other circumstances then existing.

     If the Reincorporation Proposal is approved by the Company's shareholders and the Proposed Reincorporation is consummated, no further stockholder vote or action will be necessary for the issuance of the Preferred Stock, unless required by Delaware law or AMEX rules. In general, Delaware law and AMEX rules would require that the issuance of shares of Preferred Stock in a merger or business combination or other transaction be approved by the Company's stockholders at an annual or a special meeting of the stockholders if the Preferred Stock could be converted into a number of shares of Common Stock that would increase the shares of Common Stock outstanding by twenty percent (20%) or more. The Board of Directors of Coast Delaware will determine matters such as the Preferred Stock dividend rights, conversion ratios, voting rights, redemption prices, and similar matters. The issuance of shares of Preferred Stock may affect the rights of existing stockholders by diluting their percentage interests of Common Stock, if the Preferred Stock is convertible into Common Stock; granting the holders of Preferred Stock preferences as to dividends or proceeds on liquidation; and diluting their voting rights if the Preferred Stock provides for voting rights.

     The availability of authorized but unissued shares of Preferred Stock could affect the ability of a third party to gain voting control of the Company, because the Board of Directors would be able to authorize the issuance, in a private placement or otherwise, of shares of Preferred Stock with voting rights to one or more persons and, thereby, dilute the voting power of a potential acquiror without first having to obtain stockholder approval. Additionally, unissued shares of Preferred Stock would be available in connection with the adoption of a stockholders' rights plan pursuant to which the Company would be able to issue to existing stockholders rights to purchase Preferred Stock that could be issued in circumstances that would dilute the equity position of a potential acquiror. In either of these situations, the issuance of shares of Preferred Stock could adversely affect a potential takeover bid.

     At this time, there are no specific plans, commitments, agreements or arrangements to issue any shares of Preferred Stock, either as defensive or anti-takeover measures or for any other purpose.

     Monetary Liability of Directors. The Articles of Incorporation of Coast California and the Certificate of Incorporation of Coast Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The provision eliminating monetary liability of directors set forth in the Certificate of Incorporation of Coast Delaware is potentially more expansive in that it incorporates future amendments to Delaware law with respect to the elimination of such liability. See "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability."

     Shareholder Voting by Ballot. The Articles of Incorporation of Coast California contain no provision relating to shareholder election of directors by ballot. Coast California's Bylaws, however, provide that the election of directors at shareholders' meetings may be by voice or ballot, unless before such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. The Certificate of Incorporation of Coast Delaware provides that election of directors need not be by written ballot. See "Significant Differences Between the Corporation Laws of California and Delaware -- Voting by Ballot."

     Certain Anti-Takeover Provisions. The Bylaws of Coast California provide that shareholders may take action either at a duly called and held meeting or by written consent of the shareholders and that the record holders of 10% or more of the outstanding shares of Coast California Common Stock ("10% shareholders") may call a special meeting of the shareholders to take action on any matter upon which shareholders of a California corporation may vote, which include the election and removal of directors, the amendment of the articles of incorporation or bylaws of a corporation and mergers, reorganizations and business combinations. The Certificate of Incorporation and Bylaws of Coast Delaware provide that the shareholders may only take action at a duly called and held meeting of stockholders and not by written consent, and that stockholders may not call special meetings of stockholders. These provisions will make it more difficult to effect a takeover of the Company by means of certain transactions, such as a merger or sale of substantially all the Company's assets, or by a proxy contest, by requiring a shareholders' meeting to be held before such a transaction can be consummated and by delaying any such meeting until the next annual or special meeting of stockholders is called by action of the Board of Directors.

     Delaware Law provides other anti-takeover protection through Section 203 of the Delaware General Corporation Law. See "Significant Differences Between the Corporation Laws of California and Delaware -- Shareholder Approval of Certain Business Combinations."

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The General Corporation Laws of California and Delaware differ in many respects. It is not practical to summaries all of such differences in this Proxy Statement, but some of the principal differences that could materially affect the rights of shareholders are discussed below.

     Size of the Board of Directors. The Bylaws of Coast California provide for a Board of Directors of from six (6) to eleven (11) members, with the exact number currently set at six (6) directors. Under California law, although changes in the number of directors must in general be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Delaware law permits the Board of Directors alone to change the authorized number of directors unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the stockholders). The Certificate of Incorporation of Coast Delaware provides that the number of directors shall be designated in the manner provided in the Bylaws and authorizes the Board of Directors to make, alter, amend or repeal the Bylaws. The Bylaws of Coast Delaware provide for a Board of Directors initially consisting of six (6) members, and that such number may be changed from time to time by resolution adopted by the Board of Directors. Following the Proposed Reincorporation, the Board of Directors of Coast Delaware could (although it has no current intention to do so) change the number of directors without shareholder approval. If the Reincorporation Proposal is approved, the six (6) directors of Coast California who are elected at the Annual Meeting of Shareholders will continue as the directors of Coast Delaware after the Proposed Reincorporation is consummated, but will be divided into three (3) classes of two (2) directors each, with each class serving a term of three (3) years expiring in successive years. See "Classified Board of Directors" below.

     Classified Board of Directors. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. Under California law, directors generally are elected annually, but corporations that have eight hundred (800) or more shareholders of record and have their stock listed on the AMEX may designate a classified board by adopting amendments to their articles and bylaws, which amendments must be approved by the shareholders. Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. This method of electing directors makes a change in the composition of the board of directors and, consequently, a potential change in control of a corporation a lengthier and more difficult process. The Articles of Incorporation and Bylaws of Coast California do not provide for a classified board of directors.

     The Bylaws of Coast Delaware provide for a classified board of directors consisting of three (3) classes of two (2) directors each, with each class elected for a term of three (3) years expiring in successive years. The persons elected as directors of Coast California at the Annual Meeting will, if the Reincorporation is approved and becomes effective, serve as the directors of Coast Delaware and will be designated as Class I, Class II and Class III directors as set forth in "Proposal One -- Election of Directors" above.

     The Board believes that the staggered three-year terms of a classified board, with the election of one-third of the directors each year, will help to assure the continuity and stability of the Company's long-term policies in the future and permit it to more effectively represent the interests of shareholders, since at least two-thirds of the directors at any given time will have prior experience as directors of the Company.

     The classification of directors, however, will have the effect of making it more difficult to change the overall composition of the Board of Directors. At least three meetings of the shareholders, instead of one, will be required for the shareholders to change the entire Board. In addition, the provision under Delaware law that the directors of a classified board may only be removed for cause (unless provided otherwise in the certificate of incorporation) will also make it more difficult to change the composition of the Board. See "Removal of Directors" below.

     Cumulative Voting. Under California law, if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation also is entitled to cumulative his or her votes at such election. Under California law, corporations such as Coast California that have eight hundred (800) or more shareholders of record and have their stock listed on the AMEX may eliminate such cumulative voting rights by adopting amendments to their articles and bylaws, which amendments must be approved by the shareholders. Under Delaware law, cumulative voting in the election of directors is not mandatory and not allowed unless specifically provided for in a corporation's certificate of incorporation. The Certificate of Incorporation and Bylaws of Coast Delaware specifically provide for cumulative voting and, therefore, the stockholders of Coast Delaware will continue to have cumulative voting rights.

     Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. Nonetheless, California law does not permit the removal of any individual director (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause unless the number of shares voted against such removal would not be sufficient to elect the director under cumulative voting. The Certificate of Incorporation of Coast Delaware provides for cumulative voting. Furthermore, under Delaware law, directors on a classified board may not be removed without cause unless the certificate of incorporation provides otherwise. The Bylaws of Coast Delaware provide for a classified board and the Certificate of Incorporation of Coast Delaware is silent regarding removal of directors. Consequently, the directors of Coast Delaware may be removed only for cause.

     Filling Vacancies on the Board of Directors. Under California law, any vacancy on the board of directors, other than one created by removal of a director, may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. Coast California's Bylaws provide that vacancies occurring in the Board of Directors by reason of removal of directors may be filled only by approval of the shareholders. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) unless otherwise provided in the certificate of incorporation or bylaws (and unless the certificate of incorporation directs that a particular class is to elect such director, in which case other directors elected by such class, or a sole remaining director, shall fill such vacancy). In the case of a classified board of directors, Delaware law provides that a new director chosen to fill a vacancy in the manner described above shall hold office until the next election of the class for which he or she was chosen. The Bylaws of Coast Delaware provide that vacancies occurring in the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors.

     Written Consent of Shareholders. Both the California and Delaware General Corporation Laws provide that the shareholders of a corporation may take action by written consent without a meeting, unless the corporation's charter documents provide otherwise. The Articles of Incorporation of Coast California do not prohibit shareholder actions by written consent, and accordingly, the shareholders of Coast California may take action without a meeting. The Certificate of Incorporation of Coast Delaware explicitly prohibits shareholder actions by written consent. As a result, the shareholders of Coast Delaware will be able to take action only at a duly called meeting of the shareholders.

     The provision which prohibits shareholder action by written consent would give all shareholders of the Company the opportunity to participate in determining any proposed shareholder action and would prevent the holders of a majority of the voting power of the Company from using the written consent procedure to take shareholder action. Persons attempting unfriendly takeovers of corporations have attempted to use written consent procedures in order to deal directly with the shareholders and avoid negotiations with the boards of directors of such companies.

     The provision prohibiting shareholder action by written consent may have the effect of delaying consideration of a shareholder proposal until the next annual meeting unless a special meeting is called by the Board of Directors. Because the elimination of the procedures for shareholders to act by written consent could make more difficult an attempt to obtain control of the Company, such action could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company. Elimination of the written consent procedure also means that a meeting of shareholders would be required in order for the Company's shareholders to replace the Board. This provision will thus make the removal of incumbent directors more difficult. In addition, since this provision could increase the amount of time required for a takeover bidder to obtain control of the Company, such provision could discourage certain tender offers and other attempts to obtain control of the Company, even though such attempts may be beneficial to the Company and its stockholders. Because tender offers for control usually involve a purchase price higher than the prevailing market price, the provision prohibiting shareholder action by written consent could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Company's Common Stock, enabling shareholders to sell their shares at a price higher than that which would otherwise prevail. In addition, this provision could make the Company's Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops and could discourage accumulation of large blocks of the Company's Common Stock, thus tending to reduce temporary fluctuations in the market price of the Company's Common Stock which are caused by such accumulations. Therefore, shareholders could be deprived of certain opportunities to sell their shares at temporarily higher prices.

     Power to Call Special Shareholders' Meetings. Under California law, a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, 10% shareholders and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. Unlike the Bylaws of Coast California, the Bylaws of Coast Delaware do NOT contain provisions entitling 10% shareholders to call a special meeting of shareholders.

     The elimination of the provision entitling 10% shareholders to call special meetings of the shareholders is designed to prevent persons attempting unfriendly takeovers to bypass and avoid negotiations with the Board of Directors and to avoid the disruption and expense that would be associated with the holding of such special meetings with respect to matters that have not been given full consideration by the Board of Directors.

     The elimination of the provision entitling holders of 10% of the outstanding voting stock of the Company to call special meetings may have the effect of delaying consideration of a shareholder proposal until the next annual meeting, unless a special meeting of stockholders is called by the Board of Directors. In addition, since elimination of this provision could increase the amount of time required for a takeover bidder to obtain control of the Company, it could discourage certain tender offers and other attempts to obtain control of the Company, even though such attempts may be beneficial to the Company and its stockholders. Because tender offers for control usually involve a purchase price higher than the prevailing market price, the elimination of this provision could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Company's Common Stock, enabling shareholders to sell their shares at a price higher than that which would otherwise prevail. In addition, elimination of this provision could make the Company's Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops and could discourage accumulation of large blocks of the Company's Common Stock, thus tending to reduce temporary fluctuations in the market price of the Company's Common Stock which are caused by such accumulations. Therefore, shareholders could be deprived of certain opportunities to sell their shares at temporarily higher prices. Elimination of this provision also means that shareholders seeking to remove or replace incumbent directors would be required to wait until the next annual stockholders meeting to attempt to take such action, thereby making removal of incumbent directors more difficult.

     Shareholder Approval of Certain Business Combinations. In the last several years, a number of states (but not California) have adopted special laws designated to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware General Corporation Law ("Section 203"), a Delaware corporation is prohibited from engaging in a "business combination" with an "interested shareholder" for three
(3) years following the time such person becomes an interested shareholder, unless specified conditions are met.

     An "interested shareholder" is defined under Section 203 to include, with certain exceptions, a person or group who or which owns fifteen percent (15%) or more of the corporation's outstanding voting stock (including rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only) or is an affiliate or associate of the corporation and was the owner of fifteen percent (15%) or more of such voting stock at any time within the previous three years.

     For the purposes of Section 203, the term "business combination" is defined broadly to include (i) mergers with or caused by the interested shareholder;
(ii) sales or other dispositions to the interested shareholder (except proportionately with the corporation's other shareholders) of assets of the corporation or a subsidiary equal to ten percent (10%) or more of the aggregate market value of the consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a corporation's subsidiary of stock of the corporation or such subsidiary to the interested shareholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (iv) receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

     The three (3) year moratorium imposed on business combinations by Section 203 does not apply if: (i) before the time such shareholder becomes an interested shareholder the board of directors approves either the business combination or the transaction that caused the person to become an interested shareholder; (ii) the interested shareholder owns eighty-five percent (85%) of the corporation's voting stock upon consummation of the transaction that caused him or her to become an interested shareholder (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of such corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time such person becomes an interested shareholder, the board approves the business combination and it also is approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the voting stock not owned by the interested shareholder.

     Section 203 applies only to Delaware corporations that have a class of voting stock listed on a national securities exchange (as is Coast California and as Coast Delaware would be), or are quoted on an interdealer quotation system such as the Nasdaq National Market, or are held of record by more than two thousand (2,000) shareholders. Such a corporation may, however, elect not to be governed by Section 203 by a provision in its original certificate of incorporation or an amendment thereto or to its bylaws, which amendment must be approved by majority shareholder vote and may not be further amended by the board of directors. Coast Delaware voting stock will be quoted on the AMEX, and Coast Delaware does not intend to elect not to be governed by Section 203. Therefore, Section 203 will apply to Coast Delaware

     Section 203 would allow the Company additional time to evaluate a takeover proposal, prepare appropriate alternatives, and thereby encourage persons contemplating a transaction with the Company to negotiate directly with the Company on a fair and equitable basis. Section 203 could make more difficult or discourage a tender offer for the Company's Common Stock, or the completion of a "two-tiered" merger by a holder of a substantial block of the Company's Common Stock, irrespective of whether such action might be perceived by shareholders holding a majority of the Company's Common Stock to be beneficial to the Company and its shareholders.

     Section 203 could adversely affect the ability of shareholders to benefit from certain transactions which are opposed by the Board or by shareholders owning 15% of the Company's Common Stock, even if the price offered in such transactions represents a premium over the then-current market price of the Company's Common Stock. To the extent that the Board's disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board and current management may be strengthened, thereby assisting those persons in retaining their positions.

     The Board believes that becoming subject to the provisions of Section 203 will be in the best interests of the Company and its shareholders. In the past, there have been a number of surprise takeovers of publicly-owned corporations which have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Such tender offers and other share purchases are often followed by a merger or acquisition of the target corporation by the purchaser without negotiations with the Board of Directors of the target corporation. Such a "two-tiered" business combination automatically eliminates minority interests in the target corporation, often for less valuable consideration per share then was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target corporation and its shareholders. The protections afforded by Section 203 will increase the likelihood that anyone contemplating a transaction with the Company would negotiate directly with the Company in advance. The Board believes that it is in a better position than the individual shareholders of the Company to negotiate effectively for an adequate price for all the shareholders, since the Board is likely to be more knowledgeable than any individual shareholder in assessing the business and prospects of the Company.

     Loans to Officers and Employees. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law, shareholders of any corporation with one hundred (100) or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board of directors determines that any such loan or guaranty reasonably may be expected to benefit the corporation. The Bylaws of Coast California do not authorize the Board of Directors to make such loans or guarantees. Under Delaware law, a corporation may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be excepted to benefit the corporation.

     Indemnification and Limitation of Liability. California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their articles or certificate of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. Nonetheless, certain differences exist between the laws of the two states respecting indemnification and limitation of liability.

     The Articles of Incorporation of Coast California contain a provision that eliminates the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

     The Certificate of Incorporation of Coast Delaware also contains a provision that eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit a director's monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) payment of unlawful dividends or unlawful stock repurchases or redemptions; or
(d) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit a director's liability for violation of, or otherwise relieve Coast Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Although the laws of both states allow for the elimination of the liability of directors for damages resulting from a breach of the directors' fiduciary duty of care to the corporation, California's General Corporation Law and Delaware's General Corporation Law differ with regard to the extent to which they allow directors' personal liability for monetary damages resulting from a breach of the duty of care to be limited. While Delaware law implies that a Delaware corporation may limit the liability of a director even for gross negligence, California law contains no such implication and in fact contains provisions that imply the contrary. Those provisions expressly proscribe the inclusion in a California corporation's articles of incorporation of any provision intended to eliminate or limit a director's liability "for acts or omissions that show a reckless disregard for the director's duty to the corporation or its shareholders" or for "acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders." Delaware's General Corporation Law contains no such restrictions. Accordingly, a director of a Delaware corporation apparently can commit acts or make omissions that would result in such director's liability under California law but may not under Delaware law.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines that such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

     Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise).

     Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification maybe made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise.

     California corporations may include in their articles of incorporation a provision that extends the scope of indemnification through agreements, bylaws or other corporate action beyond that specifically authorized by statute. The Articles of Incorporation of Coast California include such a provision.

     In 1988, following shareholder approval, Coast California amended its Articles of Incorporation to permit indemnification beyond that expressly mandated by the California Corporations Code and to limit director monetary liability to the extent permitted by California law. Coast California also entered into indemnification agreements with its officers and directors, following approval of such agreements by the Company's shareholders.

     A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by Coast California with its officers and directors may be assumed by Coast Delaware upon completion of the Proposed Reincorporation. If the Proposed Reincorporation is approved, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law, and a vote in favor of the Proposed Reincorporation is also approval of such amendments to the indemnification agreements. In particular, the indemnification agreements will be amended to include within their purview future changes in Delaware law that will expand the permissible scope of indemnification of directors and officers of Delaware corporations.

     Although the General Corporation Laws of both California and Delaware provide that corporations may include in their bylaws, or in agreements with their directors and officers, provisions expanding the scope of indemnification beyond that otherwise provided by law, California's General Corporation Law, just as it restricts the power of California corporations to eliminate or limit directors' liability stemming from gross negligence in the performance of directorial duties, does not allow California corporations to indemnify directors and officers for liabilities stemming from gross negligence. Delaware General Corporation Law, on the other hand, does not so restrict Delaware corporations. Accordingly, Delaware corporations apparently may provide greater indemnification to their directors and officers than may California corporations.

     Currently, no actions are pending or threatened against officers or directors of the Company in their capacities as such. The Board of Directors is not aware of any threatened litigation or proceeding that may result in any potential liability of a director or a claim for indemnification by any director or officer.

     The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of Coast California made before the Proposed Reincorporation becomes effective.

     Inspection of Shareholders List. Both California and Delaware law allow any shareholder to inspect the shareholders' list for a purpose reasonably related to such person's interest as a shareholder. California law also gives an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14A with the Securities and Exchange Commission relating to the election of directors. Delaware law does not provide for any such absolute right of inspection, and no such right is granted under the Certificate of Incorporation or Bylaws of Coast Delaware. Lack of access to shareholder records although unrelated to a shareholder's interest as a shareholder could result in impairment of the shareholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company.

     Dividends and Repurchases of Shares. California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless either the corporation's retained earnings immediately before the proposed distribution equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests apply to California corporations on a consolidated basis.

     Delaware law permits a corporation to declare and pay dividends out of surplus, or, if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if such redemption or repurchase would not impair the capital of the corporation.

     To date, the Company has not paid cash dividends on its capital stock. It is the present policy of the Board of Directors to retain earnings for use in the Company's business, and, therefore, the Company does not anticipate making payment of cash dividends on its Common Stock in the foreseeable future.

     Shareholder Voting. Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger, and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty percent (20%) of the shares outstanding immediately before the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately before the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

     Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

     With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares.

     California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 of the Delaware General Corporation Law does provide similar protection against coercive two-tiered bids for a corporation in which the shareholders are not treated equally. See "Shareholder Approval of Certain Business Combinations."

     California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least one hundred (100) persons or to a transaction that has been qualified under California state securities laws. California law also provides that if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten (10) days before the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provisions, and the shareholders of Coast Delaware might therefore be deprived of an opportunity to consider such other proposal.

     Amendment of Articles of Incorporation. In general, Delaware law requires an amendment to a certificate of incorporation to be approved by a majority of the outstanding stock entitled to vote thereon. In addition, a separate class vote is required if the amendment would:

     (a) increase or decrease the aggregate number of authorized shares of such class;

     (b) increase or decrease the par value of the shares of such class; or

     (c) alter or change the powers and rights of such class so as to adversely affect the holders of shares of such class.

Notwithstanding, Delaware law allows the number of authorized shares of a class to be increased or decreased by the affirmative vote of holders of a majority of the stock of the corporation (without class voting) if the certificate of incorporation so provides (and such provision was adopted by the affirmative vote of holders of a majority of such class). Coast Delaware's Certificate of Incorporation does not so provide.

     The California General Corporation Law also requires approval of a majority of the outstanding shares for an amendment of articles of incorporation. It further provides that approval of a majority of a class of shares is required, whether or not otherwise required in the articles of incorporation, if the amendment would:

     (a) increase or decrease the aggregate number of authorized shares of such class;

     (b) effect an exchange, reclassification or cancellation of all or part of such class;

     (c) effect an exchange, or create a right of exchange, of all or part of the shares of another class into shares of such class;

     (d) change the rights, preferences, privileges or restrictions of the shares of such class;

     (e) create a new class of shares having rights, preferences or privileges senior to such class, or increase the rights, preferences or privileges or the number of authorized shares of a class having rights preferences or privileges that are senior to the shares of such class;

     (f) in the case of preferred shares, divide the shares into series having different rights, preferences and privileges; or

     (g) cancel or otherwise affect dividends on the shares of such class which have accrued but have not been paid.

     In addition, if a series of a class of stock would be adversely affected by such amendment differently than other series of the same class, the amendment must also be approved by holders of such series.

     Supermajority Provisions. Delaware law permits a Delaware corporation to specify a supermajority vote requirement for approval of certain transactions by shareholders. California law similarly permits supermajority provisions. If a California corporation has one hundred (100) or more shareholders, however, then
(a) an amendment to its articles of incorporation for the purpose of including therein a supermajority voting requirement must be approved by the same proportion of the outstanding shares as the supermajority vote provision requires, (b) a supermajority vote provision may not require a vote in excess of sixty-six and two-thirds percent (66 2/3%), and (c) any supermajority provision automatically becomes inoperative after two years, unless renewed by another shareholder vote.

     Interested Director Transactions. Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the require-ments of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law, (a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, under California law, the contract or transaction must also be "just and reasonable" to the corporation in the case of approval of the board of directors, or (b) the contract or transaction must have been "just and reasonable" (in California) or "fair" (in Delaware) as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for the purpose of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even though less than a majority of a quorum). Therefore, certain transactions that the Board of Directors of Coast California might not be able to approve because the number of disinterested directors is not large enough to constitute a majority of a quorum could be approved by a majority of the disinterested directors of Coast Delaware, although less than a majority of a quorum. The Company is not aware of any plan to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

     Voting by Ballot. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. Coast California's Bylaws provide that the election of directors at shareholders' meetings may be by voice vote or ballot, unless before such vote a shareholder demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted as so provided in the certificate of incorporation. The Certificate of Incorporation and Bylaws of Coast Delaware provide that election need not be by ballot. It may be more difficult for a shareholder to contest the outcome of a vote that has not been conducted by written ballot.

     Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may only bring a derivative action on behalf of the corporation if the shareholder was a shareholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

     Appraisal Rights. Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she otherwise would receive in the transaction. Under Delaware law, such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which either are listed on a national securities exchange or are held of record by more than two thousand (2,000) holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that either are listed on a national securities exchange or are held of record by more than two thousand (2,000) holders, plus cash in lieu of fractional shares, or (c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger because the merger agreement does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger and the number of shares to be issued in the merger does not exceed twenty percent (20%) of the shares of the surviving corporation outstanding immediately before the merger and if certain other conditions are met.

     The limitations on the availability of appraisal rights under California law are different from those under Delaware law. California law generally affords appraisal rights in sales of asset reorganizations as well as in corporate mergers and other business combinations involving a California corporation. However, shareholders of a California corporation whose shares are listed on a national securities exchange (as are the shares of Coast California) or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares make written demands for cash payments by exercise of their appraisal rights or the corporation or any law restricts the transferability of the corporation's shares. In addition, shareholders of a California corporation that is a party to a merger or other corporate reorganization will not have such appraisal rights if the corporation's shareholders or the corporation itself, or both, immediately before the reorganization will own, immediately after the reorganization, equity securities (other than warrants or rights to subscribe to such equity securities) constituting more than five-sixths (5/6ths) of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Proposed Reincorporation).

     Appraisal or dissenters' rights are, therefore, not available to shareholders of Coast California with respect to the Proposed Reincorporation.

     Dissolution. Under California law, shareholders holding fifty percent (50%) or more of the total voting power of a corporation may authorize a dissolution of the corporation, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves a proposal to dissolve the corporation, the dissolution must be approved by shareholders holding one hundred percent (100%) of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation's shareholders. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions. Coast Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of shares voting at a meeting at which quorum is present would be sufficient to approve a dissolution of Coast Delaware if such a dissolution were to be first approved by its Board of Directors.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e. corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation which indicate that they have significant contacts with California. If Coast Delaware does not qualify for one of the statutory exemptions, it would be subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, classified boards of directors, standards of liability and indemnification of directors, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Delaware" above. Exceptions from Section 2115 are provided for corporations whose shares are listed on a major national securities exchange, such as the AMEX, and for corporations that have eight hundred (800) or more shareholders of record and whose shares are traded in the Nasdaq National Market. The shares of Coast Delaware Common Stock will be listed on the AMEX and, therefore, Coast Delaware will not be subject to Section 2115.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of certain federal income tax consequences to holders of Coast California Common Stock who receive Coast Delaware Common Stock in exchange for their Coast California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all the tax consequences of the Proposed Reincorporation that may be relevant to particular Coast California shareholders, such as dealers in securities, holders of stock options or those Coast Delaware shareholders who acquired their shares of Coast California Common Stock upon the exercise of stock options. In view of the varying nature of such tax consequences, each shareholder is urged to consult his or her own tax advisor as to the specific tax consequences of the Proposed Reincorporation, including the applicability of federal, state, local or foreign tax laws.

     The Proposed Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). No gain or loss will be recognized by holders of Common Stock of Coast California upon receipt of Common Stock of Coast Delaware pursuant to the Proposed Reincorporation. The aggregate tax basis of the Common Stock of Coast Delaware received by each shareholder will be the same as the aggregate tax basis of the Common Stock of Coast California held by each shareholder of Coast California and will include the period of time during which such shareholder held the Common Stock of Coast California surrendered in exchange therefor, provided that such Coast California stock was held by such shareholder as a capital asset at the time of the Proposed Reincorporation.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

     The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Coast Delaware should succeed, without adjustment, to the federal income tax attributes of Coast California.

REGULATORY REQUIREMENTS

     In connection with the Proposed Reincorporation, the Company will be required to comply with certain state securities and corporate laws and regulations. It is anticipated that the Company will comply with such requirements either before or immediately following approval of the Proposed Reincorporation by the shareholders.

                                 PROPOSAL THREE

                                APPROVAL OF THE
                       1997 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has adopted, subject to shareholder approval, the 1997 Employee Stock Purchase Plan (the "Purchase Plan"). The purposes of the Purchase Plan are to provide to employees an incentive to join and remain in the service of the Company and its subsidiaries, to promote employee morale and to encourage employee ownership of the Company's Common Stock by permitting them to purchase shares at a discount through payroll deductions. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The Purchase Plan authorizes the sale of up to 400,000 shares of Common Stock.

     The Purchase Plan is substantially similar to the Company's 1987 Employee Stock Purchase Plan, which will expire as of October 13, 1997.

     Approval of the Purchase Plan will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented and entitled to vote at the meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PURCHASE PLAN.

     The following description of the Purchase Plan is qualified in all respects by reference to the Purchase Plan itself, the full text of which may be obtained from the Company upon written request to the Secretary of the Company.

DESCRIPTION OF THE PURCHASE PLAN

     Every employee of the Company who customarily works more than 20 hours per week and more than 5 months per year will be eligible to participate in offerings made under the Purchase Plan if on the offering date such employee has been employed by the Company for at least 3 months. Employees of any present or future subsidiary of the Company may also participate in the Purchase Plan in the discretion of the Board of

Directors. An employee may not participate in an offering under the Purchase Plan if he owns shares of stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company. The approximate number of persons who currently are eligible to participate in the Purchase Plan is 250. The Company believes that the benefits or amounts that have been received or will be received by any participant under the Purchase Plan cannot be determined.

     The Purchase Plan may be administered by either the Board of Directors or a committee consisting of at least two directors appointed by the Board (the "Committee"). The Board has delegated administration of the Purchase Plan to the Compensation Committee, which is comprised of three non-employee directors who are not eligible to participate in the Purchase Plan. Subject to the provisions of the Purchase Plan, the Committee has full authority to implement, administer and make all determinations necessary under the Purchase Plan.

     Each offering under the Purchase Plan will commence on such date (the "Offering Date") and shall continue for such period (the "Offering Period") as the Committee in its direction shall designate from time to time. Unless the Committee designates otherwise, offerings will be made once each year and each Offering Period will be for a period of 12 months.

     Eligible employees who elect to participate in an offering will purchase shares of Common Stock through regular payroll deductions in an amount of not lees than 1% nor more than 15% of base pay, as designated by the employee. For this purpose, "base pay" includes all salaries and regularly hourly wages, but does not include bonuses, commissions, overtime pay, or other special payments, fees or allowances. Shares of Common Stock will be purchased automatically on the last day of the Offering Period (the "Purchase Date") at a price equal to 85% of the fair market value of the shares on the Offering Date or 85% of the fair market value of the shares as of the Purchase Date, whichever is lower. A participant may withdraw from an offering at any time prior to the Purchase Date, whichever is lower. A participant may withdraw form an offering at any time prior to the Purchase Date and receive a refund of his payroll deductions, without interest. A participant's rights in the Purchase Plan are nontransferable. The Purchase Plan is administered in a manner designed to ensure that any affiliate participant's commencement or discontinuation of participation in the Purchase Plan or increase or decrease of payroll deductions will be effected in compliance with the exemptions from liability under Section 16(b) of the Securities Exchange Act of 1934 as set forth in Rule 16b-3 promulgated thereunder.

     A maximum of 2,500 shares may be purchased by a participant in any one offering. Furthermore, no employee may purchase stock in an amount which would require his rights under the Purchase Plan (and any similar purchase plans of the Company and any parent and subsidiaries of the Company) to accrue at a rate which exceeds $25,000 in fair market value, determined as of the Offering Date, for each calendar year.

     The Board of Directors may at any time amend, suspend or terminate the Purchase Plan; provided that any amendment that would (i) increase the aggregate number of shares authorized for sale under the Purchase Plan (except pursuant to adjustments provided for in the Purchase Plan), or (ii) change the standards of eligibility for participation, shall not be effective unless approved by the shareholders within 12 months of the adoption of such amendment by the Board. Unless previously terminated by the Board, the Purchase Plan will terminate on May 1, 2007 or when all shares authorized for sale thereunder have been sold, whichever is earlier.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF PURCHASE PLAN

     No taxable income is recognized by a participant either at the time of election to participate in an offering under the Purchase Plan or at the time shares are purchased thereunder.

     If shares are disposed of at least two years after the offering date and at least one year after the date of purchase, then the lessor of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (ii) the excess of the fair market value of the shares on the offering date over the purchase price will be treated as ordinary income to the participant. Any further gain upon such disposition will be taxed as long-term capital gain. Any long-term capital gain will be taxed as capital gain at the rates then in effect. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participant will have a capital loss equal to the difference between the sale price and the purchase price. The ability of a participant to utilize such a capital loss will depend on the participant's other tax attributes and the statutory limitation on a capital loss deductions not discussed herein.

     If a participant disposes of the shares before the expiration of the one-year and two-year holding periods described above (a "disqualifying disposition"), then upon such disposition the federal income tax consequences will be as follows: (1) the difference between the purchase price and the fair market value of the shares on the date of purchase will be taxed to the participant as ordinary income, and (2) the excess, if any, of the fair market value of the shares on the date of disposition over their fair market value on the date of purchase will be taxed as capital gain. If the shares are sold for less than their fair market value on the purchase date, the same amount of ordinary income will be attributed to the participant and a capital loss recognized equal to the difference between the sale price and the value of the shares on such purchase date. As indicated above, the ability of the participant to utilize such a capital loss will depend on the participant's other tax attributes and the statutory limitation on capital losses not discussed herein. The amount of ordinary income recognized by the participant will be deducible by the Company for federal income tax purposes.

                            INDEPENDENT ACCOUNTANTS

     During 1996, Grant Thornton provided audit services to the Company which included the examination of the Company's financial statements for the year ended December 31, 1996. The Company has not yet selected auditors for 1997. A representative of Grant Thornton is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders, and will have an opportunity to make a statement if he so desires.

                                 ANNUAL REPORT

     The 1996 Annual Report to Shareholders of the Company is being sent with this Proxy Statement to each shareholder of record as of the Record Date. The Annual Report is not to be regarded as proxy solicitation material.

                             SHAREHOLDER PROPOSALS

     Any shareholder desiring to submit a proposal for action at the 1998 Annual Meeting of Shareholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than March 6, 1998 in order to be considered for inclusion in the Company's proxy statement relating to that meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

                                 OTHER MATTERS

     Management is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                          By Order of the Board of Directors

                                          Sandra A. Knell
                                          Secretary

July 3, 1997

     COPIES OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, THE COAST DISTRIBUTION SYSTEM, 1982 ZANKER ROAD, SAN JOSE, CALIFORNIA 95112.

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

          THE COAST DISTRIBUTION SYSTEM, INC., A DELAWARE CORPORATION,

                                      AND

            THE COAST DISTRIBUTION SYSTEM, A CALIFORNIA CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER, dated as of August   , 1997 ("Merger
Agreement") is entered into by and between The Coast Distribution System, a California corporation ("Coast California"), and The Coast Distribution System, Inc., a Delaware corporation ("Coast Delaware"), which corporations are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     A. Coast California is a corporation duly organized and existing under the laws of the State of California and has authorized capital of 10,000,000 shares of Common Stock, no par value (the "Coast California Common Stock"). As of
August   , 1997,           shares of Coast California Common Stock were issued
and outstanding.

     B. Coast Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has authorized capital of 20,000,000 shares of Common Stock, par value $.001 per share (the "Coast Delaware Common Stock"), and 5,000,000 shares of Preferred Stock, par value $.001 per share. As of August , 1997, 100 shares of Coast Delaware Common Stock were issued and outstanding, all of which were held by Coast California. No shares of Preferred Stock were issued and outstanding.

     C. The Board of Directors of Coast California has determined that it is advisable and in the best interests of Coast California and its shareholders that Coast California merge with and into Coast Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of Coast California in the State of Delaware.

     D. The respective Boards of Directors of Coast California and Coast Delaware have adopted and approved the terms and conditions of this Merger Agreement.

     E. The parties intend by this Merger Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties hereto agree, subject to the terms and conditions set forth herein, as follows:

                                       I.
                                     MERGER

     1.1 Merger. In accordance with the provisions of this Merger Agreement, the California General Corporation Law and the Delaware General Corporation Law, Coast California shall be merged with and into Coast Delaware (the "Merger"), the separate existence of Coast California shall cease and Coast Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "The Coast Distribution System, Inc."

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions have been completed:

          (a) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement and required under the California General Corporation Law and the Delaware General Corporation Law have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (b) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the California General Corporation Law has been filed with the Secretary of State of the State of California; and

          (c) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the Delaware General Corporation Law has been filed with the Secretary of State of the State of Delaware.

     The date and time when the Merger shall become effective is herein called the "Effective Time of the Merger."

     1.3 Effect of the Merger. At the Effective Time of the Merger, the separate existence and corporate organization of Coast California shall cease and Coast Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately before the Effective Time of the Merger, (ii) shall be subject to all actions previously taken by its and Coast California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Coast California in the manner more fully set forth in Section 259(a) of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately before the Effective Time of the Merger and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Coast California in the same manner as if Coast Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                      II.
                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of Coast Delaware as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended or repealed in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of Coast Delaware as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended or repealed in accordance with the provisions thereof and applicable law.

     2.3 Officers and Directors. The persons who are officers and directors of Coast California immediately prior to the Effective Time of the Merger shall, after the Effective Time of the Merger, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation, Bylaws and applicable law; provided, however, that Brian P. Friedman and Robert S. Throop shall serve as Class I directors of Coast Delaware, with their term of office to expire at the 1998 Annual Meeting of Stockholders of Coast Delaware, Louis B. Sullivan and John E. Turco shall serve as Class II directors of Coast Delaware, with their term of office to expire at the 1999 Annual Meeting of Stockholders of Coast Delaware, and Thomas R. McGuire and Ben A. Frydman shall serve as Class III directors of Coast Delaware, with their term of office to expire at the 2000 Annual Meeting of Stockholders of Coast Delaware.

                                      III.

                         MANNER OF CONVERSION OF STOCK

     3.1 Coast California Shares. Upon the Effective Time of the Merger, each share of Coast California Common Stock, no par value, issued and outstanding immediately before the Effective Time of the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, by the holder of such shares or by any other person, be converted into and become one fully paid and nonassessable share of Common Stock, $.001 par value per share, of the Surviving Corporation.

     3.2 Coast California Options, Warrants and Convertible Securities. At the Effective Time of the Merger, the Surviving Corporation shall assume and continue the stock option and stock purchase plans of Coast California (including the 1983 Incentive Stock Option Plan, the 1987 Non-Qualified Option Plan, the 1993 Stock Option Plan, the 1987 Employee Stock Purchase Plan and the 1997 Employee Stock Purchase Plan), and all other options, warrants and rights to purchase or acquire shares of Coast California Common Stock. At the Effective Time of the Merger, each outstanding and unexercised option, warrant and right to purchase or acquire shares of Coast California Common Stock shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase or acquire shares of the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Coast California Common Stock issuable pursuant to any such option, warrant or right, and under the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such Coast California option, warrant or right.

     A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants and other securities equal to the number of shares of Coast California Common Stock so reserved immediately before the Effective Time of the Merger.

     3.3 Coast Delaware Common Stock. Upon the Effective Time of the Merger, each share of Coast Delaware Common Stock, $.001 par value per share, issued and outstanding immediately before the Effective Time of the Merger shall, by virtue of the Merger and without any action by Coast Delaware, by the holder of such shares or by any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. After the Effective Time of the Merger, each holder of an outstanding certificate representing shares of Coast California Common Stock may, at such shareholder's option, surrender the same for cancellation to U.S. Stock Transfer Corporation, as transfer agent (the "Transfer Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Coast California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which the shares of Coast California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Transfer Agent of any such outstanding certificate shall, until such certificate has been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting or other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to restrictions on transferability as the certificates of Coast California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

                                      IV.
                                    GENERAL

     4.1 Covenants of Coast Delaware. Coast Delaware covenants and agrees that it will, on or before the Effective Time of the Merger:

          (a) Qualify to do business as a foreign corporation in the State of California and, in connection therewith, appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law.

          (b) Take such other actions as may be required by the California General Corporation Law in or to effectuate the Merger.

     4.2 Further Assurances. From time to time, as and when required by Coast Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Coast California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Coast Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Coast California and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of Coast Delaware are fully authorized in the name and on behalf of Coast California or otherwise to take all such actions and to execute and deliver all such deeds and other instruments.

     4.3 Deferral. Consummation of the Merger may be deferred by the Board of Directors of Coast California for a reasonable period of time if the Board of Directors determines that deferral would be in the best interests of Coast California and its shareholders.

     4.4 Amendment. The parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Merger Agreement in such manner as may be agreed upon by them in writing at any time before or after approval of this Merger Agreement by the shareholders of Coast California and Coast Delaware, but not later than the Effective Time of the Merger; provided, however, that no such amendment, modification or supplement not approved by the shareholders of Coast California and Coast Delaware shall adversely affect the rights of such shareholders or change any of the principal terms of this Merger Agreement.

     4.5 Abandonment. At any time before the Effective Time of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Coast California or of Coast Delaware, or of both, notwithstanding the approval of this Merger Agreement by the shareholders of Coast California or Coast Delaware, or by both, if circumstances arise which make the Merger inadvisable. In the event of abandonment of this Merger Agreement, as above provided, this Merger Agreement shall become wholly void and of no effect, and no liability on the part of the Board of Directors or shareholders of Coast California or Coast Delaware shall arise by virtue of such termination.

     4.6 Expenses. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Coast California shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

     4.7 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 1013 Centre Road, Wilmington, Delaware 19805, and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

     4.8 Agreement. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation at 1982 Zanker Road, San Jose, California 95112, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

     4.9 Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the Merger provisions of the California General Corporation Law.

     4.10 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Coast California and Coast Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers.

                                          THE COAST DISTRIBUTION SYSTEM,
                                          a California corporation

                                          --------------------------------------
                                          Thomas R. McGuire, Chief Executive
                                          Officer

ATTEST:

---------------------------------------------------------
Sandra A. Knell, Secretary

                                          THE COAST DISTRIBUTION SYSTEM, INC.,
                                          a Delaware corporation

                                          --------------------------------------
                                          Thomas R. McGuire, Chief Executive
                                          Officer

ATTEST:

---------------------------------------------------------
Sandra A. Knell, Secretary

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION

                                       OF

                      THE COAST DISTRIBUTION SYSTEM, INC.

                               ARTICLE I -- NAME

     The name of this Corporation is The Coast Distribution System, Inc.

                   ARTICLE II -- REGISTERED OFFICE AND AGENT

     The registered office of the Corporation in the State of Delaware is located 1013 Centre Road, Wilmington, Delaware 19805, County of New Castle, and Corporation Service Company is the registered agent of the Corporation.

                             ARTICLE III -- PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as amended from time to time.

                        ARTICLE IV -- AUTHORIZED CAPITAL

     The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 25,000,000 shares, consisting of
(a) 20,000,000 shares of Common Stock, $.001 par value per share (the "Common Stock"), and (b) 5,000,000 shares of Preferred Stock, $.001 par value per share (the "Preferred Stock").

     The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate as required by the General Corporation Law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof.

                ARTICLE V -- LIMITATION OF DIRECTORS' LIABILITY

     A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of his duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derives an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. Any repeal or modification of this Article V by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                 ARTICLE VI -- NUMBER AND ELECTION OF DIRECTORS

     A. The number of directors that constitute the whole Board of Directors of the Corporation shall be designated in the manner provided in the Bylaws of the Corporation.

     B. At all elections of directors of the Corporation, subject to the requirements of the next sentence, each holder of stock of the Corporation shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected, and such holder may cast all of such votes for a single director or may distribute them among the number to be voted for or for any two or more of them as such holder may see fit. No stockholder shall be entitled to cumulate votes unless the name of the candidate for whom such votes would be cast has been placed in nomination prior to the voting, and any stockholder entitled to vote in the election of directors has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate his votes.

     C. Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.

                       ARTICLE VII -- AMENDMENT OF BYLAWS

     The Board of Directors of the Corporation shall have the power to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

                     ARTICLE VIII -- ACTION BY STOCKHOLDERS

     Stockholders of the Corporation may not take action by written consent in lieu of a meeting. Any action required or permitted to be taken by the stockholders of the Corporation may be taken only at a duly held annual or special meeting of such holders.

                           ARTICLE IX -- INCORPORATOR

     The name and address of the Incorporator of the Corporation is as follows:

           Stewart A. Smith
           660 Newport Center Drive
           Suite 1600
           Newport Beach, California 92660-6441

     I, THE UNDERSIGNED, being the Incorporator, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and accordingly, have hereunto set my hand this 30th day of June 1997.

                                          --------------------------------------
                                          Stewart A. Smith

                                                                       EXHIBIT C

================================================================================

                                     BYLAWS

                                       OF

                      THE COAST DISTRIBUTION SYSTEM, INC.,
                             A DELAWARE CORPORATION

                            AS ADOPTED JULY 2, 1997

================================================================================

                            CERTIFICATE OF SECRETARY

     I, the undersigned, do hereby certify that:

          (1) I am the duly elected and acting Secretary of THE COAST DISTRIBUTION SYSTEM, INC., a Delaware corporation (the "Corporation"); and

          (2) Attached hereto is a true and complete copy of the Bylaws of the Corporation as duly adopted by the Corporation's Board of Directors as of July 2, 1997.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation on this 2nd day of July 1997.

                                          --------------------------------------
                                          Sandra A. Knell, Secretary

                                     BYLAWS

                                       OF

                      THE COAST DISTRIBUTION SYSTEM, INC.
                             A DELAWARE CORPORATION

                                   ARTICLE I

                                    OFFICES

     SECTION 1. REGISTERED OFFICE The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

     SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

     SECTION 3. BOOKS. The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     SECTION 1. PLACE OF MEETINGS. All meetings of stockholders shall be held at such place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors.

     SECTION 2. ANNUAL MEETINGS. Annual meetings of stockholders, for the purpose of electing directors and transacting such other business as may properly be brought before the meeting, shall be held on such date and at such time as shall be designated from time to time by the Board of Directors.

     SECTION 3. SPECIAL MEETINGS. Special meetings of stockholders, for any purpose or purposes, may be called by the Board of Directors, by the Chairman of the Board, or by the Chief Executive Officer.

     SECTION 4. NOTIFICATION OF BUSINESS TO BE TRANSACTED AT MEETING. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder entitled to vote at the meeting.

     SECTION 5. NOTICE; WAIVER OF NOTICE. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 6. QUORUM; ADJOURNMENT. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of enough votes to leave less than a quorum, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

     SECTION 7. VOTING. Any matter, other than the election of directors, brought before a meeting of stockholders at which a quorum is present shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereon. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. At all elections of directors of the Corporation, subject to the requirements of the next sentence, each holder of stock of the Corporation shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to his shares of stock multiplied by the number of directors to be elected, and such holder may cast all of such votes for a single director or may distribute them among the number to be voted for or for any two or more of them as such holder may see fit. No stockholder shall be entitled to cumulate votes unless the name of the candidate for whom such votes would be cast has been placed in nomination prior to the voting, and any stockholder entitled to vote in the election of directors has given notice at the meeting, prior to the voting, of such stockholder's intention to cumulate his votes. Elections of directors need not be by ballot unless the Chairman of the meeting so directs or unless a stockholder demands election by ballot at the meeting and before the voting begins.

     SECTION 8. PROXIES. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation.

     SECTION 9. NO STOCKHOLDER ACTION BY WRITTEN CONSENT. Except as otherwise provided in the Certificate of Incorporation, stockholders of the Corporation may not take action by written consent in lieu of a meeting. Any action required or permitted to be taken by the stockholders of the Corporation may be taken only at a duly held annual or special meeting of such holders.

     SECTION 10. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. Stockholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided by agreement or by applicable law.

     SECTION 11. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this Section or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     SECTION 12. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint one or more persons as inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, or if an appointed inspector fails to appear or fails or refuses to act at a meeting, the Chairman of any meeting of stockholders may, and on the request of any stockholder or his proxy shall, appoint an inspector or inspectors of election at the meeting. The duties of such inspector(s) shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders. In the event of any dispute between or among the inspectors, the determination of the majority of the inspectors shall be binding.

     SECTION 13. CONDUCT OF MEETING. At each meeting of stockholders the Chairman of the Board of Directors, if one shall have been elected, (or in his absence or if one shall not have been elected, the Chief Executive Officer) shall act as Chairman of the meeting. The Secretary (or in his absence or inability to act, the person whom the Chairman of the meeting shall appoint Secretary of the meeting) shall act as Secretary of the meeting and keep the minutes thereof. The order and manner of transacting business at all meetings of stockholders shall be determined by the Chairman of the meeting.

                                  ARTICLE III

                                   DIRECTORS

     SECTION 1. POWERS. Except as otherwise required by law or provided by the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

     SECTION 2. NUMBER AND ELECTION OF DIRECTORS. Subject to any limitations in the Certificate of Incorporation, the authorized number of directors of the Corporation shall be fixed from time to time by the Board of Directors either by a resolution of an amendment to this Bylaw duly adopted by the Board of Directors. Until changed in the foregoing manner, the number of directors shall be six (6). Directors shall be elected at each annual meeting of stockholders to replace directors whose terms then expire, and, subject to the provisions of
Section 3 of this Article III, each director elected shall hold office for a term of three (3) years or until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Any director may resign at any time effective upon giving written notice to the Board of Directors, unless the notice specifies a later time for such resignation to become effective. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor prior to such effective time to take office when such resignation becomes effective. Directors need not be stockholders.

     SECTION 3. CLASSIFIED BOARD OF DIRECTORS. The Board of Directors shall be divided into three (3) classes, as nearly equal in number as possible, designated Class I, Class II and Class III. The number of directors constituting each Class shall be fixed from time to time by a resolution duly adopted by the Board of Directors. Class I directors shall hold office for an initial term expiring at the first annual meeting of stockholders, Class II directors shall hold office for an initial term expiring at the second annual meeting of stockholders, and Class III directors shall hold office for a full term expiring at the third annual meeting of stockholders. At each annual meeting of stockholders held thereafter, directors shall be elected for a full term to succeed the directors of the Class whose terms then expire.

     SECTION 4. VACANCIES. Subject to the limitations in the Certificate of Incorporation, vacancies in the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so selected shall hold office for the remainder of the full term of office of the former director which such director replaces and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

     SECTION 5. TIME AND PLACE OF MEETINGS. The Board of Directors shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors.

     SECTION 6. ANNUAL MEETING. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place, either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in
Section 8 of this Article III or in a waiver of notice thereof.

     SECTION 7. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware at such date and time as the Board of Directors may from time to time determine and, if so determined by the Board of Directors, notices thereof need not be given.

     SECTION 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, or by any two (2) directors. Notice of the date, time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at the director's address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. The notice need not specify the purpose of the meeting. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 9. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. Except as otherwise required by law, or provided in the Certificate of Incorporation or these Bylaws, a majority of the directors shall constitute a quorum for the transaction of business at all meetings of the Board of Directors and the affirmative vote of not less than a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting.

     SECTION 10. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

     SECTION 11. TELEPHONE MEETINGS. Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee, as the case may be, by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 11 shall constitute presence in person at such meeting.

     SECTION 12. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. In the event of absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the committee member or members present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any such committee, to the extent provided by resolution of the Board of Directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to the stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the Corporation. Each committee shall keep regular minutes of its meetings and report to the Board of Directors when required.

     SECTION 13. COMPENSATION. The directors may be paid such compensation for their services as the Board of Directors shall from time to time determine.

     SECTION 14. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if: (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV

                                    OFFICERS

     SECTION 1. OFFICERS. The officers of the Corporation shall be a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Financial Officers and Treasurers, one or more Assistant Secretaries and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV.

     SECTION 2. APPOINTMENT OF OFFICERS. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be appointed by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

     SECTION 3. SUBORDINATE OFFICERS. The Board of Directors may appoint, and may empower the Chief Executive Officer or President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

     SECTION 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights of an officer under any contract, any officer may be removed at any time, with or without cause, by the Board of Directors or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights of the Corporation under any contract to which the officer is a party.

     SECTION 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

     SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer is elected, shall, if present, preside at meetings of the stockholders and of the Board of Directors. He shall, in addition, perform such other functions (if any) as may be prescribed by the Bylaws or the Board of Directors.

     SECTION 7. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He shall exercise the duties usually vested in the chief executive officer of a corporation and perform such other powers and duties as may be assigned to him from time to time by the Board of Directors or prescribed by the Bylaws. In the absence of the Chairman of the Board and any Vice Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors.

     SECTION 8. PRESIDENT. The President of the Corporation shall, subject to the control of the Board of Directors and the Chief Executive Officer of the Corporation, if there be such an officer, have general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws or the Chief Executive Officer of the Corporation. In the absence of the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer, the President shall preside at all meetings of the Board of Directors and stockholders.

     SECTION 9. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors or the Bylaws, and the President, or the Chairman of the Board.

     SECTION 10. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors, and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at Directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and a summary of the proceedings.

     The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep or cause to be kept the seal of the Corporation if one be adopted, in safe custody, and shall have such powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

     SECTION 11. CHIEF FINANCIAL OFFICER. Unless the Board of Directors specifies otherwise, the Chief Financial Officer shall be the treasurer of the Corporation and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation. The Chief Financial Officer shall also have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                   ARTICLE V

                                     STOCK

     SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or by the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.

     SECTION 2. SIGNATURES. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     SECTION 3. LOST CERTIFICATES. The Corporation may issue a new certificate to be issued in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Board of Directors may in its discretion require a bond in such form and amount and with such surety as it may determine, before issuing a new certificate.

     SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws or in any agreement with the stockholder making the transfer. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

     SECTION 5. RECORD HOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the record holder of shares to receive dividends, and to vote as such record holder, and to hold liable for calls and assessments a person registered on its books as the record holder of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

     SECTION 6. TRANSFER AGENT. The Board of Directors may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the Corporation. Such agents shall be located either within or outside of Delaware. They shall be entitled to such compensation as may be agreed.

                                   ARTICLE VI

                                INDEMNIFICATION

     SECTION 1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise (hereinafter an "undertaking").

     SECTION 2. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Section 1 of this Article VI is not paid in full by the Corporation within forty-five (45) days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article VI or otherwise shall be on the Corporation.

     SECTION 3. NON-EXCLUSIVITY OF RIGHTS. The rights of indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     SECTION 4. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     SECTION 5. INDEMNIFICATION OF EMPLOYEES OR AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors or officers of the Corporation.

     SECTION 6. INDEMNIFICATION CONTRACTS. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VI.

     SECTION 7. EFFECT OF TERMINATION OF ACTION. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not act in good faith and in the best interests of the Corporation and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was unlawful. Entry of a judgment by a consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of duty, nor of any other issue or matter.

     SECTION 8. EFFECT OF AMENDMENT. Any amendment, repeal or modification of any provision of this Article VI by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

                                  ARTICLE VII

                               GENERAL PROVISIONS

     SECTION 1. DIVIDENDS. Subject to limitations contained in the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, securities of the Corporation or other property.

     SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

     SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

     SECTION 4. CORPORATE SEAL. The Corporation shall have a corporate seal in such form as shall be prescribed by the Board of Directors.

     SECTION 5. VOTING OF STOCK OWNED BY THE CORPORATION. The Chairman of the Board, the Chief Executive Officer, the President and any other officer of the Corporation authorized by the Board of Directors shall have power, on behalf of the Corporation, to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.

     SECTION 6. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these Bylaws.

     SECTION 7. AMENDMENTS. Subject to the General Corporation Law of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may by the affirmative vote of a majority of the entire Board of Directors amend or repeal these Bylaws, or adopt other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by a majority of the combined voting power of the then outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally in the election of directors, voting as a single class, provided that, in the notice of any such special meeting, notice of such purpose shall be given.

PROXY                    THE COAST DISTRIBUTION SYSTEM
             1997 ANNUAL MEETING OF SHAREHOLDERS -- AUGUST 7, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas R. McGuire, Louis B. Sullivan and John E. Turco, and each of them, individually, as attorneys and Proxies, with full power of substitution, to represent the undersigned and to vote, as designated below, all the shares of Common Stock of The Coast Distribution System (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The Coast Distribution System to be held at the Executive Offices of the Company, 1982 Zanker Road, San Jose, California, on Thursday, August 7, 1997, at 10:00 A.M. Pacific Time, or at any postponement or adjournment thereof.

1. ELECTION OF DIRECTORS:              [ ] FOR ALL NOMINEES LISTED BELOW            [ ] WITHHOLD AUTHORITY
                                         (except as marked to the contrary below)     (to vote for the nominees listed
                                                                                      below)

 Thomas R. McGuire, Louis B. Sullivan, John E. Turco, Brian P. Friedman, Ben A.
                          Frydman and Robert S. Throop

    (INSTRUCTION: To withhold authority to vote for any nominee, write that nominee's name in the space provided below.)

--------------------------------------------------------------------------------

2. APPROVAL OF A CHANGE IN THE COMPANY'S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY:

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

3.  APPROVAL OF THE COMPANY'S 1997 EMPLOYEE STOCK PURCHASE PLAN:

               [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

4. IN THEIR DISCRETION, UPON OTHER BUSINESS WHICH PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

       IMPORTANT--PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER ON THE REVERSE SIDE OF THIS PROXY. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ON THE REVERSE SIDE OF THIS PROXY AND "FOR" PROPOSALS 2 AND 3. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHICH AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

                                                        Date              , 1997

                                                        ------------------------
                                                             (Signature of
                                                              shareholder)

                                                        ------------------------

                                                        Please sign your name
                                                        exactly as it appears
                                                        hereon. Executors,
                                                        administrators,
                                                        guardians, officers of
                                                        corporations, and others
                                                        signing in a fiduciary
                                                        capacity should state
                                                        their full titles as
                                                        such.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND
     RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.